SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                       [Amendment No. ..................]



Filed by the Registrant |X|
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/   Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
/_/   Definitive  Additional Materials
/_/   Soliciting Material Pursuant to ss. 240.14a-11(C) or ss. 240.14a-12

                           Paragon Technologies, Inc.
       ------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     Ronald J. Semanick, Corporate Secretary
       ------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
/_/   Fee computed on table below per Exchange Act Rules  14a-6(I)(4)  and O-11.
      1) Title of each class of securities to which transaction applies:
         ------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:
         ------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ------------------------------------------------------------------
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      5) Total fee paid:
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/_/   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:  ____________________________________________
      2)   Form Schedule or Registration Statement No.:  _______________________
      3)   Filing Party: _______________________________________________________
      4)   Date Filed:  ________________________________________________________

                           PARAGON TECHNOLOGIES, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040
                            Telephone (610) 252-3205



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Paragon Technologies, Inc., a Pennsylvania corporation (the "Company"), will be held at the GPU Energy Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040 on Tuesday, June 26, 2001, at 11:00 a.m., local time, for the following purposes:

     1.  To elect eight directors to the Board of Directors;

     2. To consider and act upon a proposal to amend the 1997 Equity Compensation Plan;

     3. To consider and act upon the shareholder proposal presented in the attached Proxy Statement; and

     4. To transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     Shareholders amounting to less than a quorum attending a meeting that has been previously adjourned for lack of a quorum shall, nevertheless, constitute a quorum for the purpose of electing directors.

     Shareholders amounting to less than a quorum attending a meeting that has been previously adjourned for one or more periods aggregating at least 15 days due to an absence of a quorum shall, nevertheless, constitute a quorum for the purposes of acting upon any other matters.







     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.









May 29, 2001                                                  RONALD J. SEMANICK
Easton, Pennsylvania                                                   Secretary

                           PARAGON TECHNOLOGIES, INC.

                  600 Kuebler Road, Easton, Pennsylvania 18040

                                 Proxy Statement


     This Proxy Statement and the accompanying form of proxy are being mailed on or about May 25, 2001 to the shareholders of Paragon Technologies, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the 2001 Annual Meeting of Shareholders to be held at the GPU Energy Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040 on Tuesday, June 26, 2001, 11:00 a.m., local time, and at any adjournment thereof. The cost of such solicitation will be borne by the Company.

     Only the shareholders of record at the close of business on March 30, 2001, of the outstanding shares of common stock of the Company will be entitled to vote at the meeting. A shareholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the meeting and voting in person, provided written notice of such actions are given to the Secretary of the Company before the enclosed proxy is exercised.

     At the close of business as of the above record date, there were outstanding and entitled to vote 4,210,959 shares of the Company's common stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company.

     The shares represented by each properly executed proxy will be voted in the manner specified by the shareholder. If instructions are not given, the shares will be voted by the persons named in the accompanying proxy for the election of directors as specified below, for adoption of the amendment of the Company's 1997 Equity Compensation Plan, for the shareholder proposal, and in their discretion on any other matters properly coming before the meeting.

     Under Pennsylvania law and the Company's Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. Directors are elected by a plurality of the votes cast at the meeting. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote. For the approval of all other proposals, the affirmative vote of a majority of the votes cast on the proposals are required. Abstentions and broker non-votes will not be counted as votes and, therefore, will have no effect on the amendment to the Company's 1997 Equity Compensation Plan or the shareholder proposal.



May 29, 2001

                             Principal Shareholders

         Security Ownership of Management and Certain Beneficial Owners


     The following table sets forth certain information as of April 30, 2001 (unless otherwise noted) regarding the ownership of common stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock, (ii) by each director or nominee of the Company, (iii) by the executive officers of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                        Right to
                                      Number of      Acquire Under
                                       Shares           Options                          Phantom
                                     Beneficially     Exercisable        Percentage       Stock
Beneficial Owner                        Owned        Within 60 Days     of Class (1)    Units (2)
----------------                     ------------   -----------------   -------------   ----------

Emerald Advisers, Inc. (3).........      833,935                 -            19.80%            -
   1703 Oregon Pike
   Suite 101
   Lancaster, PA  17601

L. Jack Bradt (4)..................      351,324                 -             8.34%            -
   10 Ivy Court
   Easton, PA  18045

Elmer D. Gates (5).................       28,400                 -                         11,709

Michael J. Gausling................            -                 -                          7,092

Gilman J. Hallenbeck (6)...........      106,210                 -             2.52%            -

William R. Johnson.................       22,390            30,000             1.24%            -

Anthony W. Schweiger (7)...........       42,000                 -             1.00%            -

Leon C. Kirschner..................      163,987            12,500             4.18%            -

Steven Shulman.....................      186,459                 -             4.43%            -

William J. Casey...................       10,614            13,715                              -

Ronald J. Semanick.................        2,989             4,875                              -

All current directors and
   executive officers as a
   group (10) persons) (4) (5).....      914,373            61,090            22.83%       18,801

------------------------------------




                                        2



(1) The percentage for each individual, entity or group is based on the aggregate number of shares outstanding as of April 30, 2001 (4,211,709) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after April 30, 2001. Percentages of less than one percent are not shown.

(2) The Phantom Stock Units represent the investment of deferred directors' fees in units equivalent to shares of common stock of the Company. Benefits under the Paragon Technologies, Inc. Directors' Deferred Compensation Plan may be paid in cash or in shares of common stock of the Company at the election of the directors upon retirement.

(3)  This information is presented in reliance on information disclosed in a
     Schedule 13D filed with the Securities and Exchange Commission on May 2, 2001.

(4) Includes 45,883 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares.

(5) Includes 2,000 shares held by members of Mr. Gates' immediate family. Mr. Gates disclaims beneficial ownership of such shares.

(6)  This information is presented in reliance on information disclosed in a
     Schedule 13D filed with the Securities and Exchange Commission on April 23, 2001.

(7)  This information is presented in reliance on information disclosed in a
     Schedule 13D filed with the Securities and Exchange Commission on April 23, 2001.

                              ELECTION OF DIRECTORS

     At the meeting, eight nominees will stand for election as directors of the Company to hold office for a period of one year or until their successors have been elected and qualify.

     If the enclosed proxy is duly executed and received in time for the meeting, it is the intention of the persons named therein to vote the shares represented thereby for the eight persons nominated for election as directors unless authority is withheld.

     If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors. Management has no knowledge that any of the nominees will refuse or be unable to serve.

     Information concerning the nominees for election as directors is set forth below:

            Name, Other Positions or Offices With The Company                 Director      Age
               and Principal Occupation for Past Five Years                     Since
---------------------------------------------------------------------------  ------------  -------

L. Jack Bradt............................................................       1958         73
L. Jack Bradt was the  founder in 1958 and for 30 years  President  and
   CEO of SI Handling  Systems,  Inc.,  renamed  Paragon  Technologies,
   Inc. shortly after the Company acquired  Ermanco  Incorporated.  Mr.
   Bradt  has  continued  as  a  director  of  the  Company  since  its inception.  Mr. Bradt served in the U.S.  Marine Corp and  graduated from Cornell  University  with a  Mechanical/Industrial  Engineering
   Degree in 1953.  After  retiring CEO of SI Handling  Systems,  Inc., he taught in the MBA  programs at Lehigh and  Cornell  Universities.
   Most  recently,  he was  director of Human  Services in  Northampton
   County,  Pennsylvania.  He is  active as a  director  in a number of local,  state,  and  national  organizations  involved in  business, education, human services, and government.

Elmer D. Gates..........................................................        1996         71
Elmer D. Gates is the Chairman of the Board of the  Company.  Mr. Gates
   retired in 1999 as Vice Chairman of Fuller  Company  ("Fuller")  and
   previously held the positions of Chairman,  President,  CEO, and COO of Fuller.  Prior to joining  Fuller in 1982 as President  and Chief
   Operating  Officer,  he had a  thirty-one  year career with  General
   Electric  Corp.  He  has  a  B.S.  in  Mechanical  Engineering  from
   Clarkson  College.  Mr.  Gates  is a  director  of PPL  Corporation,
   Embassy Bank, the Lehigh Valley  Economic  Development  Corporation,
   and  President  of the  Lehigh  Valley  Partnership.  He is a former director of Ambassador Bank.

            Name, Other Positions or Offices With The Company                 Director
               and Principal Occupation for Past Five Years                     Since       Age
---------------------------------------------------------------------------  ------------  -------

Michael J. Gausling............................................                 1995         43
Michael J. Gausling is the President and Chief Operating  Officer and a
   director of OraSure  Technologies,  Inc.,  which was formed  through the merger of Epitope Inc.  and STC  Technologies,  Inc.  ("STC") in
   September  2000.  Mr.  Gausling is a co-founder of STC and served as
   Chairman of STC's Board since 1996,  President  and Chief  Executive
   Officer since 1990, and a director of STC since 1987.  Mr.  Gausling was Executive  Vice  President,  Finance and  Operations at STC from
   1987 to 1990.  Prior to forming STC, Mr.  Gausling had been employed in the  area  of  corporate  finance  at  Procter  and  Gamble.  Mr.
   Gausling   received  his  B.S.M.E.   from   Rensselaer   Polytechnic
   Institute  and his M.B.A.  in Finance  from  Miami  University.  Mr.
   Gausling is also a director of Keystone Savings Bank.

Gilman J. Hallenbeck...........................................                 2001         62
Gilman J.  Hallenbeck  is  Chairman of the Board of Street Lighting
   Equipment Corporation, a manufacturer of architectural outdoor lighting and equipment.  He has held this position since 1964.  He is also a co-owner of Bolt  Electric  Co., a distributor of electrical products  selling  to electrical contractors, NUJA Realty Corporation, a commercial real estate holding and management company, and Asbury
   Leasing Company, a lessor of capital equipment.  Mr. Hallenbeck has held these interests since 1967.  From 1966 to 1997, he was Chairman of the Board of Area Lighting Research, Inc., a manufacturer and distributor of photoelectric controls and electrical energy savings devices.  He is a graduate of the United States Military Academy at
   West Point.

William R. Johnson.............................................                 1999         54
William R. Johnson is the President and Chief Executive  Officer of the
   Company.  Mr.  Johnson joined the Company as President in March 1999 and in July 1999 was  promoted to Chief  Executive  Officer.  Before joining the  Company,  Mr.  Johnson was with  Reliance  Electric,  a
   Rockwell  International  business.  He joined  Reliance  Electric in
   1977 as Manager of A C Engineering and, in 1979,  managed Reliance's large motor  engineering  efforts.  In 1981, he was appointed  Plant
   Manager of the Kings  Mountain,  North Carolina  facility.  In 1986, he became General  Manager of the Engineered  Motor  Division.  From
   1993  to  1995,  Mr.  Johnson  was the  former  General  Manager  of
   Rockwell Automation's  Engineered Motors and Generators Business and
   from 1995 to 1998,  he was the Senior  Vice  President  of  Rockwell
   Automation's  Reliance  Electric Motor Group.  Mr. Johnson  received his  Bachelor's  degree  in  Electrical  Engineering  from  Michigan
   Technological  University  and his  M.B.A.  from the  College of St.
   Thomas.  Mr.  Johnson  has  served  on the  boards  of a  number  of community organizations.

            Name, Other Positions or Offices With The Company                 Director
               and Principal Occupation for Past Five Years                     Since       Age
---------------------------------------------------------------------------  ------------  -------

Leon C. Kirschner..............................................                 1999         60
Leon C.  Kirschner is the Corporate  Vice  President of the Company and
   President  of Ermanco  Incorporated  since 1983.  From 1968 to 1983,
   Mr.  Kirschner  was the Senior Vice  President of W&H  Systems.  Mr.
   Kirschner  began  his  career  in 1961 as an  engineer  at  Celanese
   Plastics,  and from 1963 to 1968 he worked for P.P.G.  Industries as
   Plant  Engineer.  Mr.  Kirschner  received his Bachelor's  degree in
   Engineering  from  Stevens  Institute of  Technology  and his M.B.A.
   from New York University.

Anthony W. Schweiger...........................................                 2001         59
Anthony W.  Schweiger  is the  President of The  Tomorrow  Group,  LLC,
   which provides specialized financial and management services for complex and strategic/turnaround business issues. Since March of 2001, he has also been the Managing Principal of e-brilliance, an IT education business. As a consultant, he has served as the senior acting manager in a variety of businesses, including Acting COO for WineAccess, a development stage infomediary from May 1998 to
   March 1999, and Acting Chief Executive Officer for Care Systems
   in 1995. He was Managing Director of the Stafford Companies, an
   investment banking firm, from November 1994 until April 1995. From
   November 1993 through August 1994, he served as the Executive Vice
   President of First Advantage Mortgage Corporation, a mortgage banking company. Prior to that, he served as the President and Chief
   Executive Officer of Meridian Mortgage Corporation from 1987 until
   1993, and the Executive Vice President/Chief Operating Officer from that company's inception in 1983. Mr. Schweiger is also a director of Radian Group Inc.

Steven Shulman.................................................                 1999         60
Steven Shulman,  an investment banker with over 30 years of experience, began  his  career  in 1967 with  Burnham  &  Company.  From 1970 to
   1984,  Mr.  Shulman  was the  Senior  Vice  President  of  Corporate
   Development  at  Wheelabrator.  Since 1984,  Mr. Shulman has been an investment  banker  through his  wholly-owned  company,  The Hampton
   Group,  and  Latona  Associates,  Inc.  where he serves as  Managing
   Director.  Currently,  Mr. Shulman is a shareholder  and director in a diversified group of companies,  including  Corinthian  Directory,
   Terrace Food Group,  Inc., C3i Inc.,  and Beacon  Capital  Partners,
   Inc.  In  addition,  he serves as  Chairman  of Terrace  Food Group,
   Inc. Mr.  Shulman is a graduate of Stevens  Institute of  Technology where he received a Bachelor's degree in Mechanical  Engineering and a Master's  degree in Industrial  Management.  Mr. Shulman serves as
   Vice Chairman of the Board of Stevens  Institute of Technology.  Mr.
   Shulman was also a director of Ermanco  Incorporated  at the time of its acquisition by the Company on September 30, 1999.

                    ADDITIONAL INFORMATION CONCERNING CERTAIN
                            DIRECTORS AND COMMITTEES

     There are three  standing  committees of the Board of Directors:  the Audit
Committee,   the  Compensation   Committee,   and  the  Committee  on  Strategic
Alternatives.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and the Company's accounting and financial reporting processes generally. Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the audit efforts of the Company's independent accountants, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors. The Audit Committee also reviews and discusses with the Company's external auditors the scope of their annual audit and related fees as well as any other services provided by them. It reviews with the auditors the results of the review of the quarterly financial statements, the annual audit, and the year-end financial statements, and recommends to the Board of Directors matters related to the selection and engagement of the independent auditors. The members of the Audit Committee during the year ended December 31, 2000 were Mr. Bradt, Chairman, and Messrs. Gates and Gausling.

     The Compensation Committee reviews and recommends to the Board of Directors matters with respect to the remuneration arrangements for officers and directors of the Company including salaries and other direct compensation and incentive stock option awards. The members of the Compensation Committee during the year ended December 31, 2000 were Mr. Gausling, Chairman, and Messrs. Bradt, Gates, and Shulman.

     The Committee on Strategic Alternatives' responsibilities include reviewing the selection and performance of the Company's investment banking firm, assessing alternate uses of capital, and studying strategic alternatives to enhance shareholder value. The members of the Committee on Strategic Alternatives during the year ended December 31, 2000 were Mr. Johnson, Chairman, and Messrs. Bradt, Gausling, and Shulman.

     There were three meetings of the Audit Committee, two meetings of the Compensation Committee, and three meetings of the Committee on Strategic Alternatives during the year ended December 31, 2000. The Board of Directors met seven times during the year ended December 31, 2000. Each director attended all of the meetings of the Board of Directors and committees of the Board of Directors on which he served, with the exception of Mr. Kirschner who missed one meeting of the Board of Directors and Mr. Gausling who missed two meetings of the Board of Directors and one Committee meeting.

     Messrs. Schweiger and Hallenbeck were appointed as directors and nominated to stand for election as directors at the 2001 Annual Meeting of Shareholders in connection with the withdrawal of certain candidates for election as directors proposed by a group of nine shareholders of the Company.

                            COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company receive no additional remuneration for their services as directors. The Chairman of the Board of Directors and other non-employee directors receive an annual retainer of $12,000 and $6,000, respectively; a fee of $2,500 for each Board meeting attended; a fee of $600 per day for all Company-related activities undertaken at the request of the Chairman of the Board or the Chief Executive Officer of the Company; a fee of $300 per interview for all Company-related activities undertaken in connection with interviewing qualified candidates to fill vacancies in key positions within the Company; and a fee of $200 for each Board meeting held by telephone conference. There are no additional directors' fees paid for serving on the Committees of the Board of Directors. Directors are also reimbursed for their customary and usual expenses incurred in attending Board and Committee Meetings including those for travel, food, and lodging.

     The Company permits its directors, at their election, to defer receipt of payment of directors' fees. During the year ended December 31, 2000, $53,800 of directors' fees was deferred. Deferred directors' fees accrue interest at the prime rate of interest charged by the Company's principal bank or may be invested in units equivalent to shares of common stock of the Company. During the year ended December 31, 2000, distributions under the Directors' Deferred Compensation Plan totaled $100,708.


                          REPORT OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent," as required by applicable listing standards of the American Stock Exchange. The Committee operates pursuant to a Charter that was adopted by the Board of Directors on March 7, 2000, a copy of which is attached to this Proxy Statement as Exhibit A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In the performance of its oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to services provided by the auditors, has considered whether the provision of other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's auditors are in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 which was filed with the Securities and Exchange Commission.


SUBMITTED BY THE AUDIT COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS

L. Jack Bradt, Chairman           Elmer D. Gates             Michael J. Gausling
March 30, 2001


                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of Mr. Gausling, Chairman, and Messrs. Bradt, Gates and Shulman. Mr. Bradt was formerly the CEO of the Company, and is currently Chairman of the Audit Committee.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

     It is the Company's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance and individual contribution to the business consistent with corporate needs and objectives.

     The Compensation Committee of the Company, whose members are identified above, annually reviews and recommends compensation for the Company's executive officers to the Board of Directors. The annual compensation review permits an ongoing evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies. A significant part of executive officers' compensation is dependent upon the Company's annual financial performance, including operating income, basic earnings per share, and effective management of the Company's operations.

     There are four basic elements to executive officer compensation: salary, bonus, auto allowance, and stock options granted at market value vesting over a four-year period. The stock option program rewards executive officers for successful long-term strategic management and enhancement of shareholder value by providing an opportunity to acquire equity ownership in the Company stressing both annual and long-term performance and supporting a performance-oriented environment which allows the Company to attract and retain qualified management personnel. The Compensation Committee believes equity ownership in the Company by management aligns the interest of shareholders and management.

     Salaries for executive officers are determined with reference to a position rate for each officer. The position rates are determined annually by evaluating the responsibilities of the position and taking into consideration, among other things, salaries paid to other executives in comparable positions in comparably-sized companies, levels of experience, and job responsibilities. The Compensation Committee determines adjustments to executive officer salary based on the recommendation of the Chief Executive Officer. The salary adjustment recommendations are based on performance criteria such as financial performance, strategic decisions, personnel development, individual performance, and potential of the individual in the job. The Company regards salaries as a base for compensation and relies on the bonus opportunity and stock options to reward fairly and to provide an incentive for excellence of service and loyalty.

     The Compensation Committee awards bonuses to the Company's executive officers pursuant to an existing Management Incentive Plan. The bonus amounts for executive officers are at risk and will vary from year to year. Bonuses are awarded after the close of each year to the Chief Executive Officer and Chief Financial Officer based upon the Company's financial performance, primarily the attainment of a basic earnings per share goal. In the case of bonus participants other than the Chief Executive Officer and Chief Financial Officer, bonus allocations are made on a predetermined formula, which vary among the Company's two operating units, designed to reflect primarily the contribution to the Company's profits against an established plan for that year by the operating unit of which the participant is a member. The primary factors considered are the operating income and new orders received by the operating units during the year. Such goals are set early in the year in consultation with the senior officer to whom the executive officer reports. No executive officer is assured of any minimum bonus. However, in the event the Company does not reach its financial objectives, the Board of Directors has discretionary authority to award bonuses based on an executive officer's individual performance and personal contribution to the business.

     The Compensation Committee may grant stock options each year to executive officers and other employees based on a variety of factors, including the financial performance of the Company and an assessment of personal contribution. The options are granted with an exercise price equal to the market price of the Company's common stock on the date of grant, vest over a period of four years, and expire after five years. The options provide value to the recipients as the price of the Company's stock appreciates from the date when the options were granted. Historically, stock options have been granted based on position rate. The objective is to provide executive officers with equity ownership in the Company and align closely executive interests with the longer term interests of shareholders.


CEO Compensation
----------------

     The Company's most highly compensated officer was William R. Johnson, President and CEO.

Salary and Bonus
----------------
     The Company entered into an executive employment agreement with Mr. Johnson, commencing on March 29, 1999. Terms of the employment agreement include a base salary of not less than $216,000 per year. The employment agreement entitles Mr. Johnson to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus as a percentage of base salary then in effect, based on the achievement of a basic earnings per share goal as defined for the year ended December 31, 2000 by the Board of Directors.

     Mr. Johnson, the President and Chief Executive Officer of the Company, received a base salary of $255,000 during 2000, an increase of 18.1% over his base salary for the prior year. Under Mr. Johnson's leadership the Company exceeded its planned basic earnings per share goal of $0.75 by attaining a record basic earnings per share of $0.83.

During 2000, the Company also achieved record sales and net earnings. Based on the consideration of the Company exceeding its planned basic earnings per share goal, Mr. Johnson was awarded a bonus of $421,132. In accordance with the Company's Management Incentive Plan, Mr. Johnson's bonus included cash up to his base salary of $255,000 and 18,562 shares of the Company's common stock issued under the Company's 1997 Equity Compensation Plan, valued at $166,132 based upon the closing price of $8.95 of the Company's common stock on March 8, 2001, the award date of the bonus. The Company withheld 6,172 shares of the Company's common stock for the payment of applicable taxes.

Stock Options
-------------
     On February 10, 2000, Mr. Johnson was granted stock options to purchase 40,000 shares of the Company's common stock at an exercise price of $7.0625 per share and on November 2, 2000 he was also granted stock options to purchase 40,000 shares of the Company's common stock at an exercise price of $6.625 per share, the fair market values on the Company's common stock on the grant dates under and subject to terms of the Company's 1997 Equity Compensation Plan. The objective of the stock option grants is to provide Mr. Johnson with additional equity ownership opportunities and closely align his interests with the longer-term interests of shareholders.

     Section 162(m) of the Internal Revenue Code limits to $1,000,000 the deductibility of compensation received in a year by each of the Company's five most highly compensated executive officers, exclusive of compensation which qualifies as "performance based" or falls within other exceptions provided in the statute. Awards under the Company's 1997 Equity Compensation Plan may be made on terms that will qualify for exception from the deductibility limit. However, the Compensation Committee retains discretion to make awards that are not fully deductible. Compensation paid in 2000 did not exceed the deductible limit.


Conclusion

     The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term earnings goals, building shareholder value, and personal contribution to the business. The individual elements are understandable and together provide compensation that is well suited for the Company. The management team understands the linkage of operating performance, personal contribution to the business, and their own compensation.

     The foregoing constitutes the report of the Compensation Committee of the Board of Directors for the Company's year ended December 31, 2000.

           COMPENSATION COMMITTEE:       Michael J. Gausling, Chairman
                                         L. Jack Bradt
                                         Elmer D. Gates
                                         Steven Shulman

Compensation

     Set forth below is certain information relating to compensation received by the Company's Chief Executive Officer and the other most highly compensated executive officers (the "Named Executive Officers"). No other executive officers earned over $100,000 in salary and bonus in the year ended December 31, 2000.

                                     Summary Compensation Table
                                     --------------------------

                                                                       Long-Term
                                                                          Comp.
                                                                       ---------
                                                                         Awards
                          Fiscal                                       ---------
                          Year                          Other Annual      Stock      All Other
                          Ended     Salary     Bonus    Compensation     Options   Compensation
  Name and Position        (1)      ($)(2)      ($)        ($)(3)         (#)(4)      ($)(5)
---------------------   --------   --------   -------   ------------    ---------  ------------

William R. Johnson       12/31/00  $255,000  $421,132      $4,920         80,000     $ 14,713
   President and         12/31/99   166,154    50,000       3,690         40,000      150,000
   Chief Executive
   Officer (6)

Leon C. Kirschner        12/31/00   260,238    64,065       7,457         50,000        1,600
   Corporate Vice        12/31/99    63,250    35,316       2,395         25,000            -
   President and
   President of
   Ermanco
   Incorporated (7)

William J. Casey         12/31/00   125,000   113,810       4,920         30,000       10,211
   Executive Vice        12/31/99    82,885    25,000       4,100         10,000        3,315
   President of          02/28/99    88,876    20,000       4,920          3,354        6,325
   SI Systems

Ronald J. Semanick       12/31/00    88,787    78,446       3,143         25,000        7,579
   Vice President -      12/31/99    58,391     4,000           -          2,000        2,336
   Finance, Chief        02/28/99    63,071     5,000           -          1,000        4,346
   Financial Officer,
   and Treasurer (8)

----------------------------------

(1) On September 30, 1999, the Board of Directors of Paragon Technologies, Inc. (the "Company") approved an amendment to Article 1, Section 1.03 of the Company's Bylaws to change the fiscal year end of the Company from the Sunday nearest to the last day of February to December 31. For the year ended December 31, 2000, the fiscal year consisted of twelve months. For the year ended December 31, 1999, the fiscal year consisted of ten months. Prior to the change in the Company's Bylaws, the fiscal year ended February 28, 1999 consisted of 52 weeks.

(2) This column includes employee pre-tax contributions to the Company's 401(k) Retirement Savings Plans.

(3) This column consists of an auto allowance of $410 per month for the business usage of personal automobiles for Messrs. Johnson, Casey, and Semanick, and also automobile benefits for Mr. Kirschner.

(4) Options become exercisable in increments of 25% on the anniversary date of the grant. Thus at the end of four years the options are fully exercisable. Currently, all options have a term of five years. All stock option amounts have been adjusted to reflect stock splits and dividends.



                                       12



(5) This column includes the amounts expensed for financial reporting purposes for Company contributions to the Company's 401(k) Retirement Savings Plans pertaining to basic, matching, and profit sharing contributions, and also includes relocation costs of $150,000 relating to Mr. Johnson during the ten months ended December 31, 1999.

(6) Mr. Johnson became President and a Director of the Company on March 29, 1999 and Chief Executive Officer of the Company on July 21, 1999. Based on the consideration of the Company exceeding its planned basic earnings per share goal during the year ended December 31, 2000, Mr. Johnson was awarded a bonus of $421,132. In accordance with the Company's Management Incentive Plan, Mr. Johnson's bonus included cash up to his base salary of $255,000 and 18,562 shares of the Company's common stock issued under the Company's 1997 Equity Compensation Plan, valued at $166,132 based upon the closing price of $8.95 of the Company's common stock on March 8, 2001, the award date of the bonus. The Company withheld 6,172 shares of the Company's common stock for the payment of applicable taxes.

(7) Mr. Kirschner joined the Company upon the acquisition of Ermanco Incorporated on September 30, 1999, and was appointed as Director and Corporate Vice President of the Company and President of Ermanco Incorporated.

(8) Mr. Semanick was appointed Vice President - Finance, Chief Financial Officer, and Treasurer of the Company on May 10, 2000. His fiscal year 2000 remuneration above represents total compensation for the entire fiscal year of 2000.

Stock Options Granted to Named Executive Officers During The Year Ended December 31, 2000

     The following table sets forth certain information regarding options for the purchase of the Company's common stock that were awarded to the Named Executive Officers during the year ended December 31, 2000.

               Options Grants in the Year Ended December 31, 2000
               --------------------------------------------------

                                                                                Potential
                                                                                Realizable
                                    % of Total                                Value at Assumed
                                    Granted to                                  Annual Rates
                                     Employees                                 of Stock Price
                                    In The Year                               Appreciation for
                         Options      Ended         Exercise                   Option Term (2)
                         Granted     December        Price      Expiration   ------------------
       Name            (#) (1) (2)   31, 2000      ($/Share)       Date      5% ($)     10% ($)
------------------     -----------  -----------    ---------   ------------  ------     -------

William R. Johnson       40,000       11.3%         $7.0625      02/09/05    $78,050   $172,469
                         40,000       11.3%          6.6250      11/02/05     73,215    161,785

Leon C. Kirschner        25,000        7.1%          7.0625      02/09/05     48,781    107,793
                         25,000        7.1%          6.6250      11/02/05     45,759    101,116

William J. Casey         15,000        4.3%          7.0625      02/09/05     29,269     64,676
                         15,000        4.3%          6.6250      11/02/05     27,455     60,669

Ronald J. Semanick       10,000        2.8%          5.8750      05/10/05     16,232     35,867
                         15,000        4.3%          6.6250      11/02/05     27,455     60,669

------------------------------------

(1) Options vest at a rate of twenty-five percent (25%) per year on the first four (4) anniversaries of the grant dates, or will immediately vest upon a change in control of the Company.

(2) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of the term, assuming the specified rates of appreciation on the Company's common stock over the term of the options. These numbers do not take into account provisions for termination of the option following termination of employment or vesting over a period of four years. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation of the stock price.

Stock Options Exercised During The Year Ended December 31, 2000 and Held by Named Executive Officers as of December 31, 2000.

     The following table sets forth certain information regarding options for the purchase of the Company's common stock that were exercised and/or held by the Company's Named Executive Officers during the year ended December 31, 2000.

         Aggregated Option Exercises in the Year Ended December 31, 2000
                           And Year-End Option Values
                           --------------------------

                                                          Number of               Value of
                                                        Shares Covered          Unexercised
                             # of                       By Unexercised          In-The-Money
                            Shares                        Options at             Options at
                           Acquired                    December 31, 2000      December 31, 2000
                              On            Value         Exercisable/           Exercisable/
       Name               Exercise (1)    Realized     Unexercisable (1)        Unexercisable
------------------        ------------    --------     -----------------      -----------------

William R. Johnson              -         $   -         10,000/110,000         $     0/92,500

Leon C. Kirschner               -             -           6,250/68,750               0/57,813

William J. Casey                -             -           9,877/40,827           1,250/34,688

Ronald J. Semanick              -             -           2,125/27,375               0/41,875

(1) All common shares, stock options, and price per share figures have been adjusted to reflect stock splits and dividends.


Employment Agreement with William R. Johnson

     The Company entered into an executive employment agreement with William R. Johnson, its President and CEO, commencing on March 29, 1999. Terms of the employment agreement include a base salary of not less than $216,000 per year. The employment agreement entitles Mr. Johnson to participate in the Company's Management Incentive Plan that provides for the opportunity to receive a bonus as a percentage of base salary then in effect, based on the achievement of earnings targets as defined for each fiscal year by the Board of Directors. Effective January 1, 2000, the Board of Directors increased Mr. Johnson's base salary to $255,000 per year.

     The Company has the right to terminate Mr. Johnson's employment with or without cause. Cause is defined as any material breach of the employment agreement, disloyalty to the Company, willful misconduct, conviction of a felony or other criminal act. Mr. Johnson has the right to terminate the employment agreement voluntarily. The employment agreement may also be terminated upon a change in control of the Company. The employment agreement provides for severance benefits of one year's base salary in the event of termination of Mr. Johnson's employment for termination without cause, or in the event of termination upon a change in control.

     Other benefits normally made available by the Company to executive officers, including participation in any health plan, retirement savings plan, and receipt of a monthly auto allowance are also made available to Mr. Johnson under the employment agreement.

Employment Agreement with Leon C. Kirschner

     The Company entered into a three-year employment agreement with Leon C. Kirschner, a former shareholder of Ermanco Incorporated, on October 1, 1999. Effective October 1, 1999, in accordance with the employment agreement, Mr. Kirschner was appointed Corporate Vice President and a director of the Company and President of Ermanco Incorporated. Terms of the employment agreement include a base salary of not less than $253,000 per year. The employment agreement entitles Mr. Kirschner to participate in the Ermanco Management Incentive Plan that provides for the opportunity to receive a bonus based upon the achievement of sales, income, and cash generation goals set forth in the Ermanco Plan. Effective August 31, 2000, the Board of Directors increased Mr. Kirschner's base salary to $261,852 per year.

      The Company has the right to terminate Mr. Kirschner's employment with or without cause. Cause is defined as any material breach of the employment agreement, disloyalty to the Company, willful misconduct, conviction of a felony or other criminal act. Mr. Kirschner has the right to terminate the employment agreement voluntarily. The employment agreement may also be terminated upon a change in control of the Company. The employment agreement provides for severance benefits of up to 18 months base salary in the event of termination upon a change in control, and up to 18 months base salary, average annual bonus, and fringe benefits in the event of termination without cause.

      Other benefits normally made available by the Company to executive officers, including participation in any health plan, retirement savings plan, and receipt of automobile benefits are also made available to Mr. Kirschner.

                             STOCK PERFORMANCE CHART


     The following graph illustrates the cumulative total shareholder return on the Company's common stock during the year ended December 31, 2000, the ten months ended December 31, 1999, and the three fiscal years ended February 28, 1999, March 1, 1998, and March 2, 1997 with comparison to the cumulative total return on the Nasdaq Stock Market - US Index, the Amex Market Value Index, and a Peer Group of Construction and Related Machinery Companies. This comparison assumes $100 was invested on March 1, 1996 in the Company's common stock and in each of the foregoing indexes and assumes reinvestment of dividends.




                      [GRAPHIC OMITTED - PERFORMANCE CHART]




                                       3/1/96   2/28/97   2/27/98   2/26/99   12/31/99  12/29/00
                                       ------   -------   -------   -------   --------  --------

Paragon Technologies, Inc.              100       250       313       269       223        187
Nasdaq Stock Market -                   100       119       163       212       378        228
     US Index
(1) Peer Group                          100       139       180       105         95       111
(2) Amex Market Value Index             100       104       130       137       171        176

--------------------------------------

(1) The self-constructed Peer Group of Construction and Related Machinery Companies from The Nasdaq-Amex Fact Book & Company Directory includes:
     A.S.V., Inc., Bolt Technology Corporation, Columbus McKinnon Corporation, Industrial Rubber Products, Inc., Lufkin Industries, Inc., Quipp, Inc., and Tesco Corporation. The total returns of each member of the Peer Group were determined in accordance with Securities and Exchange Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

(2) On March 9, 2000, the Company's common stock began trading on The American Stock Exchange (Amex) under the symbol "PTG." Prior to this date, the Company's common stock was traded on The Nasdaq Stock Market under the symbol "SIHS."

                APPROVAL OF AMENDMENT TO EQUITY COMPENSATION PLAN


     In May 1997, our Board unanimously approved the 1997 Equity Compensation Plan (the "Plan"). The Plan was approved by our stockholders in July 1997. Under the Plan, the Company may grant:
     o   options intended to qualify as incentive stock options ("ISOs"), under
         Section 422(b) of the Internal Revenue Code;
     o   non-qualified stock options ("NSOs");
     o   restricted stock;
     o   stock appreciation rights ("SARs"); and
     o   performance units.

     The Company may grant stock options, restricted stock, SARs, and performance units (collectively "Grants") under the plan to its employees, directors, consultants, and advisors. The Company filed a registration statement on Form S-8 to register the shares of Common Stock issuable under the Plan in September 1997.

     On June 21, 2000, the Board of Directors unanimously approved an amendment to the 1997 Equity Compensation Plan, increasing the number of shares of Common Stock reserved for Grants under the Plan to 712,500. The amendment to the Plan was approved by our Stockholders in August 2000; a copy of the Plan is attached to this Proxy Statement as Exhibit B. The Company filed a registration statement on Form S-8 to register the shares of Common Stock pertaining to increasing the number of shares of Common Stock reserved for Grants assumable under the Plan in April 2001.

Amendment to the Plan
---------------------

     On March 8, 2001, the Board of Directors adopted an amendment to the 1997 Equity Compensation Plan to increase the number of shares of our Common Stock reserved for Grants under the Plan by 300,000, from 712,500 to 1,012,500. Grants under the Plan are a vital component of compensation packages that the Company can offer to attract high-caliber individuals. Importantly, Grants under the Plan also serve to ensure that the Company's employees' overall compensation is tied to increases in stockholder value. The Board of Directors adopted this amendment to ensure that, as the Company grows over the coming year, the Company can meet these objectives and continue to make Grants under the plan to employees at levels determined appropriate by the compensation committee.

     As of April 30, 2001, 169,126 shares of the Company's Common Stock remained available for Grants under the Plan and 523,062 shares of Common Stock were reserved for issuance under outstanding Grants, under the Plan. The number of shares subject to the Plan is subject to adjustment in the case of a stock split, stock dividend, combination, recapitalization, or similar transaction.

     As of April 30, 2001, ISOs to purchase 368,361 shares of Common Stock were outstanding under the Plan, with exercise prices ranging from $5.875 to $15.25. NSOs to purchase 154,701 shares of Common Stock were outstanding under the Plan on that date, with exercise prices ranging from $6.625 to $10.875. The Company does not have any other outstanding Grants under the Plan. Outstanding options have expiration dates ranging from October 14, 2002 to November 2, 2005. On April 30, 2001, the last sale price for our Common Stock reported on the American Stock Exchange was $7.85.

     The table below sets forth the number of shares of Common Stock issued as restricted stock grants and underlying options granted under the Plan as of April 30, 2001 to: (1) the named executive officers who hold options, (2) current executive officers as a group, (3) current non-employee directors as a group, and (4) employees, including current officers who are not executive officers, as a group.

                                                                  Stock Option and Restricted Stock
                                                                        Grants Under the Plan
                                                                 ----------------------------------
William R. Johnson                                                            138,562
Leon C. Kirschner                                                              75,000
William J. Casey                                                               50,704
Ronald J. Semanick                                                             29,500
All current executive officers as a group                                     293,766
All current non-employee directors as a group                                  50,000
All employees, including all current officers who
   are not executive officers, as a group                                     197,858


Description of the Plan
-----------------------

     Administration of the Plan. The Plan is administered and interpreted by a committee (the "Committee") of the Board of Directors consisting of not less than two persons appointed by the Board of Directors from among its members, each of whom may be a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has the authority to determine (i) the persons to whom Grants may be made under the Plan, (ii) the type, size and other terms and conditions of each Grant, (iii) the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and (iv) any other matters arising under the Plan. The Committee has full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable, in its sole discretion. The members of the Compensation Committee currently serve as this Committee. Notwithstanding the foregoing, the Board of Directors may ratify or approve Grants, in which case references to the "Committee" shall be deemed to include the Board of Directors.

     Eligibility for Participation. Grants may be made to any employees (including officers and directors) of, or key advisors (including consultants) to, the Company or its subsidiaries and to non-employee directors of the Company. Approximately 150 employees and 8 directors (including 6 non-employee directors) are currently eligible for Grants under the Plan. During any fiscal year, no participant may receive Grants under the Plan for more than 100,000 shares of Common Stock.

     Options. The exercise price of any ISO granted under the Plan will not be less than the fair market value of the underlying shares of Common Stock on the date of grant, except that the exercise price of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of the stock of the Company or its subsidiaries may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant. The exercise price of an NSO may be greater than, equal to, or less than the fair market value of the underlying shares of Common Stock on the date of grant. The Committee will determine the term of each Option; provided, however, that the exercise period may not exceed ten years from the date of grant, and the exercise period of an ISO granted to an employee who owns more than 10% of the total voting power of all outstanding stock of the Company or its subsidiaries may not exceed five years from the date of grant. A participant may pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering shares of Common Stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price or (iii) by any other method approved by the Committee. The Committee may permit a participant to instruct the Company to deliver the shares of Common Stock due upon the exercise to a designated broker instead of to the participant.

     Restricted Stock. The Committee may issue shares of Common Stock to participants pursuant to the Plan. Shares may be issued for cash consideration or for no cash consideration, as the Committee determines. The number of shares of Common Stock granted to each participant shall be determined by the Committee, subject to the maximum limit described above. Grants of restricted stock will be made subject to such performance requirements, vesting provisions, transfer restrictions, or other restrictions and conditions as the Committee may determine.

     Stock Appreciation Rights. The Committee may grant SARs alone or in tandem with any stock option pursuant to the Plan. Unless the Committee determines otherwise, the base price of an SAR will be the exercise price of the related stock option or, if there is no related option, the fair market value of a share of Common Stock on the date of grant of the SAR. When the participant exercises an SAR, the participant will receive the amount by which the fair market value of the Common Stock on the date of exercise exceeds the base price of the SAR. The Committee shall determine whether the appreciation will be paid in cash or in shares of Common Stock, or in a combination of the two. To the extent a participant exercises a tandem SAR, the related option shall terminate. Similarly, upon exercise of a stock option, the related SAR, if any, shall terminate.

     Performance Units. The Committee may grant performance units to employees or key advisors. Performance units may be payable in cash or shares of Common Stock at the end of a specified performance period. Payment will be contingent upon achieving performance goals by the end of the performance period. The measure of a performance unit may be based on the fair market value of a share of Common Stock or such other measurement base as the Committee may determine. The Committee will determine the performance criteria, the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made.

     Section 162(m). Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Total remuneration includes amounts received upon the exercise of stock options granted under the Plan and the value of shares received when the shares of restricted stock became transferable (or such other time when income is recognized). An exception exists, however, for "qualified performance-based compensation." The Plan is intended to allow Grants to meet the requirements of "qualified performance-based compensation."

     Stock options and SARs should generally meet the requirements of "qualified performance-based compensation," if the exercise price or base price is at least equal to the fair market value of the Common Stock on the date of grant and if the Committee meets the Section 162(m) requirements. The Committee may grant performance units and restricted stock that are intended to be "qualified performance-based compensation" under Section 162(m) of the Code. In that event, the Committee shall establish in writing the objective performance goals that must be met and other conditions of the award before the beginning of the performance period or during a period permitted by Section 162(m) of the Code. The performance goals may relate to the employee's operating unit or the performance of the Company and its subsidiaries as a whole, or any combination of the two. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of performance goals. If restricted stock or performance units measured with respect to the fair market value of Common Stock are granted as "qualified performance-based compensation," not more than 100,000 shares of stock may be granted to an employee under the performance units or restricted stock for any year of a performance period. If performance units are measured with respect to other criteria, the maximum amount that may be paid to an employee with respect to each year of a performance period is $200,000. At the end of each performance period, the Committee shall certify the results of the performance goals and the extent to which the performance goals have been met.

     Transferability. Grants are generally not transferable by the participant, except in the event of death. However, the Committee may grant NSOs that allow the participant to transfer the NSOs on such terms as the Committee deems appropriate.

     Amendment and Termination of the Plan. The Board of Directors may amend or terminate the Plan at any time; provided, however, that the Board of Directors may not, without shareholder approval, make any amendment that requires shareholder approval pursuant to Section 162(m) of the Code. The Plan will terminate on the date immediately preceding the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors or extended by the Board of Directors with approval of the shareholders.

     Adjustment Provisions. In the event of certain transactions identified in the Plan, the Committee may appropriately adjust: (i) the maximum number of shares of Common Stock available for Grants and the individual share limits,
(ii) the number of shares covered by outstanding Grants, (iii) the kind of shares issued under the Plan and (iv) the price per share or market value of Grants, and such adjustments shall be effective and binding for all purposes of the Plan.

     Change of Control of the Company. In the event of a change of control, unless the Committee determines otherwise, all options, restricted stock and SARs will become fully vested, and grantees holding performance units will receive payment in settlement of the units based on the target payment for the performance period and the portion of the performance period that precedes the change of control. If the Company is not the surviving corporation following the change in control, the successor company would assume any outstanding Grants. The Committee could also require that holders of options or SARs surrender those Grants in exchange for a cash payment based on the excess of the stock's fair market value over the exercise price of the Grants.

     A change of control shall occur if (i) any person becomes a beneficial owner of more than 50% of the voting power of the Company's securities, (ii) the stockholders approve a liquidation or a sale of substantially all the Company's assets, (iii) the stockholders approve the merger or consolidation of the Company with any other corporation where the shareholders of the Company immediately before the transaction will not own more than 50% of the voting power of all securities of the Company immediately after the merger, or (iv) after the Plan is approved by the stockholders, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination of each new director who is not a director at the beginning of the two year period was approved by vote of at least two-thirds of the directors still in office who were directors at the beginning of such period.

     Federal Income Tax Consequences. The current federal income tax treatment of Grants under the Plan is generally described below. Local and state tax authorities may also tax incentive compensation awarded under the Plan, and tax laws are subject to change. Participants are urged to consult with their personal tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

     There are no federal income tax consequences to a participant or to the Company upon the grant of an NSO under the Plan. Upon the exercise of an NSO, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NSO, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by the exercise of an NSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NSO).

     A participant who is granted an ISO will not recognize taxable income for purposes of the regular income tax, upon either the grant or exercise of the ISO. However, for purposes of the alternative minimum tax imposed under the Code, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income in the year of exercise. A participant who disposes of the shares acquired upon exercise of an ISO after two years from the date the ISO was granted and after one year from the date such shares were transferred to him or her upon exercise of the ISO will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price (or the participant's other tax basis in the shares), and the Company will not be entitled to any tax deduction by reason of the grant or exercise of the ISO. As a general rule, if a participant disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), his or her gain recognized on such a disposition will be taxed as ordinary income to the extent of the difference between the fair market value of such shares on the date of exercise and the exercise price, and the Company will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the participant held his or her shares prior to the disposition.

     A participant normally will not recognize taxable income upon receiving restricted stock, and the Company will not be entitled to a deduction, until such stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares (less any amounts paid for such shares) at that time, and the Company will be entitled to a deduction in the same amount. A participant may, however, elect to recognize ordinary compensation income in the year the restricted stock is awarded in an amount equal to the fair market value of the shares subject to the restricted stock grant (less any amounts paid for such shares) at that time, determined without regard to the restrictions. In such event, the Company generally will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon subsequent disposition of the shares will be capital gain or loss.

     There are no federal income tax consequences to a participant or to the Company upon the grant of an SAR under the Plan. Upon the exercise of an SAR, if the participant receives the appreciation inherent in the SAR in cash, the participant will recognize ordinary compensation income in an amount equal to the cash received. If the participant receives the appreciation in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. The Company generally will be entitled to a corresponding federal income tax deduction at the time of the exercise of the SAR. Upon the sale of any shares acquired by the exercise of an SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of exercise of the SAR).

     There are no federal income tax consequences to a participant or to the Company upon the grant of performance units under the Plan. If the participant receives payment of the performance units in cash, the participant will recognize ordinary compensation income in an amount equal to the cash received. If the participant receives payment of the performance units in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. The Company generally will be entitled to a corresponding federal income tax deduction at the time of the payment of the performance units. Upon the sale of any shares acquired upon payment of the performance units, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of the payment of the performance units).

     The Company's income tax deduction in any of the foregoing cases may be limited by the $1,000,000 limit of Section 162(m) of the Code if the Grant does not qualify as "qualified performance-based compensation" under Section 162(m) of the Code (see "Section 162(m)" above).

     Tax Withholding. The Company has the right to deduct from all amounts paid in cash under the Plan or from other wages paid to an employee of the Company, any federal, state or local taxes required by law to be withheld with respect to Grants, and the participant or other person receiving shares under the Plan will be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such shares. A participant may elect to satisfy the Company's income tax withholding obligation by withholding shares received from the exercise of a stock option or a restricted stock or performance unit Grant. The shares withheld may not exceed the participant's maximum marginal tax rate for federal, state, and local tax liabilities.


            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                     APPROVAL OF THE AMENDMENT TO THE PLAN.

                                       ***

                              SHAREHOLDER PROPOSAL

A shareholder has submitted the proposal set forth below. The following proposal has been carefully considered by the Board, which has concluded that the adoption of the shareholder proposal would be in the best interest of the Company or its shareholders. For the reasons stated after the proposal, the Board recommends a vote for the shareholder proposal.


                              Shareholder Proposal
                               (Proxy Item No. 3)

Statement of Shareholder Proponent

   Mr. Lee H. Lovejoy, Hideaway Farm, 170 Bryan's Road, Hampton, NJ 08827, owner of 3,487 shares of common stock (the "Proponent"), has informed the Company that he plans to introduce the following resolution (the "Shareholder Proposal") at the meeting:

   RESOLVED: "The shareholders recommend that the Board of Directors take the necessary steps to reincorporate the Company from Pennsylvania to Delaware."

                        ------------------------------------

Statement of the Board of Directors

   The Board of Directors recommends that you vote FOR this Shareholder
Proposal.

   The Board of Directors of Paragon has discussed the possibility of reincorporating in Delaware on several occasions during the past several years. During those discussions, the Board identified some concerns about such a reincorporation and, based upon those concerns, recommended that the shareholders of the Company vote against this proposal last year. However, the Board of Directors agreed to continue to consider the issue of reincorporation in the state of Delaware.

   The Board recently reconsidered the issue of reincorporation and, notwithstanding the near term and longer term expenses, determined that it was in the best interests of the Company to support this proposal and solicit the opinion of its shareholders. The Board believes that there are several valid reasons for such a reincorporation, including:

   o Delaware's position as a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws;

   o The development in Delaware over the last century of a well-established body of case law construing the Delaware General Corporation Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction;

   o The certainty afforded by the well-established principles of corporate governance under the Delaware Law;

   o The high level experience of the Delaware Court of Chancery and the Delaware Supreme Court;

   o The Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs; and

   o Possibly viewed as a more desirable state of incorporation by potential shareholders.

   In the event a majority of the votes cast on this proposal recommend that the Board of Directors take the necessary steps to reincorporate the Company from Pennsylvania to Delaware, the Board will seek any necessary shareholder approvals to effect a reincorporation no later than the next annual meeting of shareholders. In addition, the Company must take several other steps in order to complete a reincorporation, including preparation of a new certificate of incorporation and bylaws under the laws of the state of Delaware. If this proposal is approved, the Board will also consider whether to call a special meeting of shareholders prior to the next annual meeting of shareholders.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                       ***

                             INDEPENDENT ACCOUNTANTS


     The Company's independent public accountants beginning in 1968 have been KPMG LLP. Representatives of that firm are expected to be present at the shareholders' meeting and available for questions and will be given an opportunity to make a statement if they so desire.

     The following additional information is provided as required by the Securities and Exchange Commission:

Fees billed to the Company by KPMG LLP during 2000
--------------------------------------------------

Audit Fees
----------
     Audit fees billed to the Company by its public accountants, KPMG LLP, during the Company's 2000 fiscal year for review of the Company's annual report on Form 10-K and its quarterly reports on Form 10-Q, including the financial statements included in those reports, totaled $126,750.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------
     The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees
--------------
     Fees billed to the Company by KPMG LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $92,100.




                           2002 SHAREHOLDER PROPOSALS

     Appropriate shareholder proposals which are intended to be presented at the 2002 Annual Shareholders' Meeting must be received by the Company no later than January 30, 2002, in order to be included in the 2002 proxy materials.

     With respect to shareholder proposals not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 50 days nor more than 75 days prior to the meeting; provided, however, if less than 65 days notice or prior public disclosure of the date of the meeting has been given to stockholders, notice by the stockholder to be timely must be delivered to the Company not later than the close of business on the tenth day following the day on which such disclosure of the meeting date was made. The stockholder's notice must set forth the information required by the Bylaws. The Company may utilize discretionary authority conferred by proxy voting on any proposals not included in the Company's proxy if the shareholder does not give the Company notice of such matter by April 13, 2002. Proxy proposals are to be sent to the attention of Corporate Secretary, Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040.

                        ------------------------------------

           SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10% of our common stock (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of these reports. Based solely on our review of those documents received by us, and written representations, if any, received from reporting persons with respect to the filing of reports on Forms 3, 4, and 5, we believe that all filings required to be made by the reporting persons for the year ended December 31, 2000 were made on a timely basis.

                        ------------------------------------



                                  OTHER MATTERS

     The Company may pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.

     As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000. REQUESTS SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, 600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040.

                        ------------------------------------

                                                                      Exhibit A



                           PARAGON TECHNOLOGIES, INC.
               CHARTERED AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: 1) the financial reports and other financial information provided by the Corporation to any governmental body or the public; 2) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and
     3) the Corporation's accounting, and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporation's independent accountants.

     o Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee Membership.

III. MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4. below.


IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

     Documents/Reports Review
     ------------------------

       1. Review and update this Charter periodically, at least annually, as conditions dictate.

       2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

       3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee, or his designee, may represent the entire Committee for purposes of this review.

     Independent Accountants
     -----------------------

       4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

       5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

       6. Periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     Financial Reporting Processes
     -----------------------------

       7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

       8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

       9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.


     Process Improvement
     -------------------

     10. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)


     Ethical and Legal Compliance
     ----------------------------

     14. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     15. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     16. Review with the organization's counsel, legal compliance matters, including corporate securities trading policies.

     17. Review with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     18. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                       Exhibit B


                           Paragon Technologies, Inc.

                          1997 EQUITY COMPENSATION PLAN
                          -----------------------------


     The purpose of the Paragon Technologies, Inc. 1997 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Paragon Technologies, Inc. (the "Company") and its subsidiaries, (ii) certain Key Advisors and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and performance units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.


     1.  Administration
         --------------

         (a) Committee. The Plan shall be administered and interpreted by a
             ---------
committee appointed by the Board (the "Committee"). The Committee shall consist of two or more persons appointed by the Board, all of whom may be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations, and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, notwithstanding anything in the Plan to the contrary, the Board may ratify or approve any grants under the Plan. In that event, references in the Plan to the "Committee" shall be deemed to include the Board.

         (b) Committee Authority. The Committee shall have the sole authority to
             -------------------
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

         (c) Committee Determinations. The Committee shall have full power and
             ------------------------
authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.


     2.  Grants
         ------

         Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options")(Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), restricted stock as described in Section 6 ("Restricted Stock"), stock appreciation rights as described in Section 7 ("SARs"), and performance units as described in Section 8 ("Performance Units") (hereinafter collectively referred to as "Grants").

All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

     3.  Shares Subject to the Plan
         --------------------------

         (a) Shares Authorized. Subject to the adjustment specified below, the
             -----------------
aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 712,500 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any fiscal year shall be 100,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any shares of Restricted Stock or Performance Units are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

         (b) Adjustments. If there is any change in the number or kind of shares
             -----------
of Company Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding, and conclusive.


     4.  Eligibility for Participation
         -----------------------------

         (a) Eligible Persons. All employees of the Company and its subsidiaries
             ----------------
("Employees"), including Employees who are officers or members of the Board, and all members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Key Advisors and consultants who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

         (b) Selection of Grantees. The Committee shall select the Employees,
             ---------------------
Non-Employee Directors, and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

     5.  Granting of Options
         -------------------

         (a) Number of Shares. The Committee shall determine the number of
             ----------------
shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors, and Key Advisors.

         (b) Type of Option and Price.
             ------------------------

              (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors, and Key Advisors.

              (ii)The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

              (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         (c) Option Term. The Committee shall determine the term of each Option.
             -----------
The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         (d) Exercisability of Options. Options shall become exercisable in
             -------------------------
accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

         (e)  Termination of Employment, Disability, or Death.
              -----------------------------------------------

              (i) Except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee, Key Advisor, or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than a "disability", death, or "termination for cause", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

              (ii) In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

              (iii) In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

              (iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

              (v)   For purposes of this Section 5(e) and Sections 6, 7 and 8:

                  (A) The term "Company" shall mean the Company and its parent and subsidiary corporations.

                  (B) "Employed by the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

                  (C) "Disability" shall mean a Grantee's becoming disabled
              within the meaning of section 22(e)(3) of the Code.

                  (D) "Termination for cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. In the event a Grantee's employment is terminated for cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

         (f) Exercise of Options. A Grantee may exercise an Option that has
             -------------------
become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise.

         (g) Limits on Incentive Stock Options. Each Incentive Stock Option
             ---------------------------------
shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).


     6.  Restricted Stock Grants
         -----------------------

         The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

         (a) General Requirements. Shares of Company Stock issued or transferred
             --------------------
pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

         (b) Number of Shares. The Committee shall determine the number of
             ----------------
shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

         (c) Requirement of Employment. If the Grantee ceases to be employed by
             -------------------------
the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         (d) Restrictions on Transfer and Legend on Stock Certificate. During
             --------------------------------------------------------
the Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 11(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

         (e) Right to Vote and to Receive Dividends. Unless the Committee
             --------------------------------------
determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

         (f) Lapse of Restrictions. All restrictions imposed on Restricted Stock
             ---------------------
shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.


     7.  Stock Appreciation Rights
         -------------------------

         (a) General Requirements. The Committee may grant stock appreciation
             --------------------
rights ("SARs") to an Employee, Non-Employee Director, or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

         (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted
             -----------
to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

         (c) Exercisability. An SAR shall be exercisable during the period
             --------------
specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by the Company or during the applicable period after termination of employment as described in Section 5(e). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

         (d) Value of SARs. When a Grantee exercises SARs, the Grantee shall
             -------------
receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock, or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

         (e) Form of Payment. The Committee shall determine whether the
             ---------------
appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.


     8.  Performance Units
         -----------------

         (a) General Requirements. The Committee may grant Performance Units to
             --------------------
an Employee or Key Advisor. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee deems appropriate. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

         (b) Performance Period and Performance Goals. When Performance Units
             ----------------------------------------
are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

         (c) Payment with respect to Performance Units. At the end of each
             -----------------------------------------
Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

         (d) Requirement of Employment. If the Grantee ceases to be employed by
             -------------------------
the Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     9.  Qualified Performance-Based Compensation
         ----------------------------------------

         (a) Designation as Qualified Performance-Based Compensation. The
             -------------------------------------------------------
Committee may determine that Performance Units or Restricted Stock granted to an Employee shall be considered "qualified performance-based compensation" under
Section 162(m) of the Code. The provisions of this Section 9 shall apply to Grants of Performance Units and Restricted Stock that are to be considered "qualified performance-based compensation" under Section 162(m) of the Code.

         (b) Performance Goals. When Performance Units or Restricted Stock that
             -----------------
are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Restricted Stock to lapse or amounts to be paid under the Performance Units, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation provisions relating to death, disability, other termination of employment or Change of Control, that the Committee deems appropriate and consistent with the Plan and Section

162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

         (c) Establishment of Goals. The Committee shall establish the
             ----------------------
performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

         (d) Maximum Payment. If Restricted Stock, or Performance Units measured
             ---------------
with respect to the fair market value of Company Stock, are granted, not more than 100,000 shares of Company Stock may be granted to an Employee under the Performance Units or Restricted Stock for any year in a Performance Period. If Performance Units are measured with respect to other criteria, the maximum amount that may be paid to an Employee with respect to each year of a Performance Period is $200,000.

         (e) Announcement of Grants. The Committee shall certify and announce
             ----------------------
the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Restricted Stock or Performance Units for the Performance Period shall be forfeited.


     10. Withholding of Taxes
         --------------------

         (a) Required Withholding. All Grants under the Plan shall be subject to
             --------------------
applicable federal (including FICA), state, and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         (b) Election to Withhold Shares. If the Committee so permits, a Grantee
             ---------------------------
may elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR, Restricted Stock or Performance Units paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     11. Transferability of Grants
         -------------------------

         (a) Nontransferability of Grants. Except as provided below, only the
             ----------------------------
Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         (b) Transfer of Nonqualified Stock Options. Notwithstanding the
             --------------------------------------
foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine, provided that an Option shall not be transferred for consideration (unless the Committee determines otherwise) and a transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.


     12. Change of Control of the Company
         --------------------------------

         As used herein, a "Change of Control" shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company;

         (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

         (c) After the date this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.


     13. Consequences of a Change of Control
         -----------------------------------

         (a) Notice and Acceleration. Upon a Change of Control, unless the
             -----------------------
Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse, and (iv) Grantees holding Performance Units shall receive a payment in settlement of such Performance Units, in an amount determined by the Committee, based on the Grantee's target payment for the Performance Period and the portion of the Performance Period that precedes the Change of Control.

         (b) Assumption of Grants. Upon a Change of Control where the Company is
             --------------------
not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

         (c) Other Alternatives. Notwithstanding the foregoing, subject to
             ------------------
subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or
(ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

         (d) Limitations. Notwithstanding anything in the Plan to the contrary,
             -----------
in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.


     14. Requirements for Issuance or Transfer of Shares
         -----------------------------------------------

         No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations, and interpretations, including any requirement that a legend be placed thereon.


     15. Amendment and Termination of the Plan
         -------------------------------------

         (a) Amendment. The Board may amend or terminate the Plan at any time;
             ---------
provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by Section 162(m) of the Code.

         (b) Termination of Plan. The Plan shall terminate on the day
             -------------------
immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

         (c) Termination and Amendment of Outstanding Grants. A termination or
             -----------------------------------------------
amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 21(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         (d) Governing Document. The Plan shall be the controlling document. No
             ------------------
other statements, representations, explanatory materials, or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.


     16. Funding of the Plan
         -------------------

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.


     17. Rights of Participants
         ----------------------

        Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director, or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.


     18. No Fractional Shares
         --------------------

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.


     19. Headings
         --------

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.


     20. Effective Date of the Plan
         --------------------------

         Subject to the approval of the Company's shareholders, the Plan became effective on July 16, 1997.


     21. Miscellaneous
         -------------

         (a) Grants in Connection with Corporate Transactions and Otherwise.
             --------------------------------------------------------------
Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

         (b) Compliance with Law. The Plan, the exercise of Options and SARs and
             -------------------
the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         (c) Governing Law. The validity, construction, interpretation, and
             -------------
effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders

                           PARAGON TECHNOLOGIES, INC.

                                  June 26, 2001

















--------
         Please mark your
   X     vote as in this
         example.
--------


 This proxy is solicited by the Board of Directors. Management recommends a vote
            FOR the Directors nominated and Matters No. 2 and No. 3.

                     FOR       WITHHELD                                                                 FOR      AGAINST    ABSTAIN
1.  ELECTION         /__/        /__/      Nominees:                    2.  Amendment to Equity
    OF DIRECTORS                                                            Compensation Plan           /__/       /__/       /__/
                                             L. Jack Bradt
                                                                        3.  Shareholder Proposal        /__/       /__/       /__/
  For, except vote withheld from the         Elmer D. Gates
  following nominee(s):
                                             Michael J. Gausling        4.  In their discretion, the Proxies are authorized to vote
  (INSTRUCTION:  To withhold authority to                                   upon such other matters as may properly come before the
  vote for any individual nominee, print     Gilman J. Hallenbeck           meeting or at any adjournments thereof.
  that nominee's name on the line below.)
                                             William R. Johnson

                                             Leon C. Kirschner

                                             Anthony W. Schweiger

                                             Steven Shulman

-----------------------------------------
                                                                       PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
                                                                       PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                                             I plan to attend the meeting.    /__/

SIGNATURE(S) _________________________________________________                               Date___________________________________

Note:   Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

                           PARAGON TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Elmer D. Gates and Ronald J. Semanick, or either of them acting in the absence of the other, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Paragon Technologies, Inc., held of record by the undersigned on March 30, 2001, at the Annual Meeting of Shareholders to be held on June 26, 2001, at 11:00 a.m., local time, or at any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND MATTERS NO. 2 AND NO. 3. This proxy may be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof. The Board of Directors does not presently know of any other matters to be presented at the meeting.

         Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

                                                                  --------------
                                                                        SEE
                                                                      REVERSE
               (To Be Signed On Reverse Side)                           SIDE
                                                                  --------------